INVESTOR PRESENTATION Q1 2023

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are not statements of historical fact, are based on certain assumptions and often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These statements relate to our financial condition, results of operations, beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance or business. Readers are cautioned not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance including: • the uncertain impacts of quantitative tightening and current and future monetary policies of the Federal Reserve; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules, and including changes as a result of the COVID-19 Pandemic; • our ability to attract and retain deposits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained at the end of this presentation. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS KD 4/12/23: Updated with Breyer's Forward Looking statements.

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $20.57 Market capitalization $722.1 million Institutional ownership 80.0% Headquarters Olympia, WA # of branches 51 Year established 1927 Q1 2023 Financial Highlights Assets $7.24 billion Deposits $5.79 billion Loans receivable $4.13 billion Net income (GAAP) $20.5 million Pre-tax, pre-provision income (non-GAAP) $26.5 million Net interest margin 3.91% ROAE (GAAP) 10.21% ROATCE (non-GAAP) 15.05% Efficiency ratio 61.1% Leverage ratio 9.9% Total capital ratio 14.1%– Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of April 10, 2023. – Refer to Appendix for calculation of non-GAAP financial measure. – Return on average equity ("ROAE"). Return on average tangible common equity ("ROATCE"). Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, Idaho Heritage Branch

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint includes our recent branch openings in Eugene, Oregon and Boise, Idaho • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions, including improvement in the efficiency ratio to 61.1% during Q1 2023 compared to 64.4% for the same quarter in 2022 • Closed/Consolidated 35 branches since the beginning of 2010, including 12 branches in 2021
Generate stable profitability and risk adjusted returns	• 1.17% return on average assets and 10.21% return on average equity in Q1 2023, annualized • Five-year growth in tangible book value (non-GAAP) of $3.82, or 30.2%, to $16.48 at March 31, 2023 from $12.66 at March 31, 2018
Active and disciplined in M&A	• Be the "acquirer of choice" in the Pacific Northwest • Five acquisitions in Washington and Oregon since 2013 • Target Metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans decreased 18.5% since December 31, 2022 to 0.07% of total assets
Focus on core deposits is key to franchise value over the long term	• 34.3% noninterest demand deposits to total deposits • Noninterest demand deposit CAGR of 9.2% since 2018 • 0.31% cost of total deposits; top 25% performance among US publicly traded banks in 4Q23
Proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Strong capital ratios: Leverage ratio = 9.9%; Total capital ratio = 14.1%

- Refer to Appendix for calculation of non-GAAP financial measure.
- Comparable cost of total deposits information provided by S&P Global Market Intelligence for the fourth quarter of 2022 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets.
- Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

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6 TECHNOLOGY STRATEGY Objective: Invest in technologies that enable Community Banking @ Scale HeritageONE Technology convergence & omni- channel experiences Ÿ Cutting-edge, proprietary ecosystem providing Heritage the ability to develop custom business applications and systems integrations Ÿ Results in opportunity to integrate processes and technologies to create highly converged, omni-channel customer experiences Ÿ Designed to minimize the cost of internal solution development and accelerate the Bank’s ability to integrate with best of breed vendor solutions Ÿ Investment in JAM FINTOP Blockchain fund, providing access to early-stage opportunities across the spectrum of Fintech innovation to partner and extend the capabilities of the HeritageONE ecosystem 2022-2024 Roadmap Integration and process efficiency Ÿ Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency and unified customer- experiences Ÿ Enhance digital account opening capabilities in partnership with Q2; unified call, chat and self-service IVR solution in partnership with Cisco Ÿ Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences Key Outcomes Community Banking @ Scale Ÿ Heritage Bank positioned to be a technology leader among Community Banks Ÿ Next generation front & back office integration delivering efficiency, consistency and scalability Ÿ Bankers equipped with better sales and service tools to meet growth & profitability objectives Ÿ Vastly improved customer experience for on-boarding & managing complex banking relationships KD: Sent email 3/29/23 to Bill Glasby if he had changes to slide. No response back and per his auto-reply he is out of town 4/6-4/17. JN - We will leave as is this quarter.

7 HeritageONE Proprietary technology ecosystem for converging product and service solutions to enable Community Banking @ Scale TECHNOLOGY INNOVATION Build Our proprietary HeritageONE platform provides an API-based framework and set of tools for selective in-house development of applications and integrations to fill the gap in available solutions that create efficient, scalable, and well orchestrated business processes for Commercial Community Banks. HeritageONE business application development is focused on opportunities to create differentiated and value-added service experiences for our core customers: Commercial Loans 360 (CL360) • Streamlines Commercial Lending processes • Single platform for all credit actions Heritage 360 (H360) • “Single pain of glass” for relationship mgmt. • Keeps service and decisions close to the customer • Automates immediate service needs • 99% reduction in time to fill some service requests Treasury Management 360 (TM360) • Single platform for onboarding all TM services • Automates setup tasks • Customer gets immediate access to key services Partner Investment in the HeritageONE ecosystem frees us from sole dependency on our core provider, enabling the bank to pursue relationships with other third-party innovators. This in turn will allow us to bring to market new and creative solutions that ensure that our customers have access to the best options for when, where and how they want to bank with Heritage. Integrate Leveraging our proprietary HeritageONE middleware capabilities to create API-level integrations to maximize the value and effectiveness of in-house and third-party solutions and enable true omni-channel customer experiences. KD: Sent email 3/29/23 to Bill Glasby if he had changes to slide. No response back and per his auto-reply he is out of town 4/6-4/17.

Heritage Financial CORPORATION

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES

We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate.

Environment and Sustainability

- Have a Green Team Committee focused on sustainability.
- Continually reducing our carbon footprint through branch consolidations and focus on recycling.
- Created an EcoChallenge whereby our employees completed over 3,000 environmentally conscious actions such as saving water and CO2 and diverting plastic from our landfills
- Invested in solar tax credits in 2022 for a solar photovoltaic project with the capacity of 3 megawatts that produces clean energy, reduces greenhouse gas emissions, reduces harmful pollutant emissions, and creates jobs.

Social Responsibility and Human Capital

- Have a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council.
- Through the Heritage Volunteers Program, employees are paid eight hours annually for volunteer hours served. In 2022, Heritage employees volunteered 6,484 hours.
- Donated $547,000 in 2023 and $1.4 million in 2022, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity.
- Financed more than $57 million in 2023 and $96 million in 2022 of affordable housing projects. The Bank also made $82 million in equity investments in 2022 to support low income housing.
- Provided a $10 million loan to broaden the capacity of the Washington State Small Business Flex Fund.
- Awarded the American Bankers Association Community Commitment Award for Affordable Housing.
- Heritage Bank's proposal for State Small Business Credit Initiative ("SSBCI") has been accepted by the department of Commerce. The program will enhance finance opportunities for those in need. Details of the program will be announced out later in 2023.

Governance

- Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities, including environmental, social, and governance practices.
- Added one director with financial expertise in 2023 and added two directors with technology industry experience in 2022.
- Utilizes the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG risk framework.
- Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy.

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9 4.0% 16.2% 3.9% 12.9% $88,444 2.1% 13.4% $73,503 Seattle MSA Portland MSA USA 2023-2028 Proj, population growth 2023-2028 Proj. median household income growth Median household income $106,526 $88,444 $73,503 ttl rtl - r j, l ti r t - r j. i l i r t i l i STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics Seattle MSA Portland MSA 3.4% 14.2% Unemployment rate in February 2023 (compared to 4.6% for Washington state and 3.6% for USA) 2023-2028 proj. growth in household income for Washington state 4.5% 13.6% Unemployment rate in February 2023 (compared to 4.7% for Oregon state and 3.6% for USA) 2023-2028 proj. growth in household income for Oregon state – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000

10 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,941 $3,845 $4,020 $4,960 $5,286 $4,877 $4,715 $1,415 $1,850 $1,909 $1,936 $1,981 $2,024 $2,069 $1,526 $1,995 $2,111 $2,650 $3,231 $2,853 $2,646 Total loans, excluding SBA PPP loans SBA PPP loans Deposits 2017 2018 2019 2020 2021 2022 Q1 2023 – Prior period information includes branches that were closed or consolidated prior to March 31, 2023. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. Oregon and Portland MSA Funds Under Management = Loans + Deposits $112 $856 $973 $1,347 $1,256 $1,388 $1,426 $379 $475 $490 $499 $664 $652 $477 $498 $676 $723 $724 $774 Total loans, excluding SBA PPP loans SBA PPP loans Deposits 2017 2018 2019 2020 2021 2022 Q1 2023

11 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 10 banks between $200 million and $500 million in assets – 20 banks between $500 million and $1.0 billion in assets – 15 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

12 Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,237 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 Organic Assets Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measures. – Accumulated other comprehensive income or loss ("AOCI") – Tangible book value per share, excluding AOCI approximates tangible book value per share for the periods prior to 2018. $16.88

13 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed our Capital Markets Group as result of the added expertise 2017 • Added a commercial banking team in Portland, Oregon • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added a commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 10, 2023) • Expectation to continue to expand in this market Bank Acquisitions and Team Additions Over Past 10 Years Bank Acquisition Team Addition

Heritage Financial CORPORATION

DEPOSIT MARKET SHARE

Washington & Oregon - 2008

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$32,880	20.36%
2	U.S. Bancorp (MN)	18,200	11.27%
3	Washington Mutual Inc. (WA)	18,044	11.17%
4	Wells Fargo & Co. (CA)	13,983	8.66%
5	KeyCorp (OH)	11,282	6.99%
6	Sterling Financial Corp. (WA)	6,315	3.91%
7	Washington Federal Inc. (WA)	4,697	2.91%
8	Umpqua Holdings Corp. (OR)	3,683	2.28%
9	Banner Corp. (WA)	3,511,650	2.17%
10	Frontier Financial Corp. (WA)	3,304	2.05%
11	Columbia Banking System Inc. (WA)	2,401	1.49%
12	W.T.B. Financial Corp. (WA)	2,356	1.46%
13	West Coast Bancorp (OR)	2,082	1.29%
14	HomeStreet Inc. (WA)	1,268	0.79%
15	Cascade Bancorp (OR)	1,142	0.71%
16	AmericanWest Bancorp. (WA)	1,100	0.68%
17	Horizon Financial Corp. (WA)	1,097	0.68%
18	Yakima Federal S&L Assoc. (WA)	1,094	0.68%
19	BNP Paribas SA	1,002	0.62%
20	Cascade Financial Corp. (WA)	993	0.62%
21	City Bank (WA)	955	0.59%
22	Columbia Bancorp (OR)	940	0.58%
23	Venture Financial Group Inc. (WA)	917	0.57%
24	First Financial Northwest Inc. (WA)	868	0.54%
25	Peoples Bancorp (WA)	846	0.52%
26	Cashmere Valley Financial Corp. (WA)	842	0.52%
27	Heritage Financial Corp. (WA)	802	0.50%
28	Liberty Financial Group Inc. (OR)	778	0.48%
29	Washington Banking Co. (WA)	734	0.45%
30	First Indep. Investment Group Inc. (WA)	684	0.42%
31	Pacific Continental Corp. (OR)	677	0.42%
32	PremierWest Bancorp (OR)	664	0.41%
33	Riverview Bancorp Inc. (WA)	630	0.39%
34	Olympic Bancorp Inc. (WA)	627	0.39%
35	Zions Bancorp. NA (UT)	572	0.35%
36	Whitman Bancorp. Inc. (WA)	528	0.33%
37	Washington First Financial Group Inc. (WA)	515	0.32%
38	First Fed. S&L Assoc. of Port Angeles (WA)	496	0.31%
39	Skagit Bancorp Inc. (WA)	486	0.30%
40	Timberland Bancorp Inc. (WA)	480	0.30%
	Total For Institutions In Market	$161,492	

Out of 148 Institutions

Washington & Oregon - 2013

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$34,290	19.44%
2	U.S. Bancorp (MN)	24,912	14.12%
3	Wells Fargo & Co. (CA)	22,985	13.03%
4	JPMorgan Chase & Co. (NY)	15,638	8.87%
5	KeyCorp (OH)	11,806	6.69%
6	Washington Federal Inc. (WA)	6,217	3.52%
7	Columbia Banking System Inc. (WA)	5,840	3.31%
8	Umpqua Holdings Corp. (OR)	5,499	3.12%
9	Sterling Financial Corp. (WA)	5,203	2.95%
10	Mitsubishi UFJ Financial Group Inc.	3,475	1.97%
11	Banner Corp. (WA)	3,255	1.85%
12	W.T.B. Financial Corp. (WA)	3,180	1.80%
13	HomeStreet Inc. (WA)	1,613	0.91%
14	SKBHC Holdings LLC (WA)	1,551	0.88%
15	Washington Banking Co. (WA)	1,411	0.80%
16	Yakima Federal S&L Assoc. (WA)	1,402	0.79%
17	BNP Paribas SA	1,315	0.75%
18	Heritage Financial Corp. (WA)	1,227	0.70%
19	Peoples Bancorp (WA)	1,119	0.63%
20	Cashmere Valley Bank (WA)	1,094	0.62%
21	Pacific Continental Corp. (OR)	1,075	0.61%
22	Opus Bank (CA)	968	0.55%
23	East West Bancorp Inc. (CA)	925	0.52%
24	Olympic Bancorp Inc. (WA)	807	0.46%
25	HSBC Holdings PLC	802	0.45%
26	Cascade Bancorp (OR)	800	0.45%
27	Zions Bancorp. NA (UT)	774	0.44%
28	Skagit Bancorp Inc. (WA)	667	0.38%
29	Riverview Bancorp Inc. (WA)	660	0.37%
30	First Financial Northwest Inc. (WA)	642	0.36%
31	First Fed. S&L Assoc. of Port Angeles (WA)	598	0.34%
32	Timberland Bancorp Inc. (WA)	596	0.34%
33	Pacific Financial Corp. (WA)	591	0.34%
34	Baker Boyer Bancorp (WA)	468	0.27%
35	Olympia Federal S&L Association (WA)	465	0.26%
36	Home Federal Bancorp Inc. (ID)	451	0.26%
37	First Citizens BancShares Inc. (NC)	416	0.24%
38	Citizens Bancorp (OR)	404	0.23%
39	Coastal Financial Corp. (WA)	349	0.20%
40	Evergreen Federal Bank (OR)	336	0.19%
	Total For Institutions In Market	$176,371	

Out of 120 Institutions

Washington & Oregon - 2022

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$64,497	18.59%
2	U.S. Bancorp (MN)	47,190	13.60%
3	JPMorgan Chase & Co. (NY)	46,617	13.44%
4	Wells Fargo & Company (CA)	40,551	11.69%
5	KeyCorp (OH)	18,670	5.38%
6	Umpqua Holdings Corporation (OR)	17,658	5.09%
7	Columbia Banking System, Inc. (WA)	15,407	4.44%
8	Banner Corporation (WA)	10,879	3.14%
9	Washington Federal, Inc. (WA)	10,190	2.94%
10	W.T.B. Financial Corporation (WA)	8,045	2.32%
11	Heritage Financial Corporation (WA)	6,338	1.83%
12	HomeStreet, Inc. (WA)	4,490	1.29%
13	First Interstate BancSystem, Inc. (MT)	3,566	1.03%
14	BNP Paribas SA	2,714	0.78%
15	First Republic Bank (CA)	2,708	0.72%
16	Coastal Financial Corporation (WA)	2,700	0.72%
17	Peoples Bancorp (WA)	2,500	0.59%
18	Mitsubishi UFJ Financial Group, Inc.	2,497	0.57%
19	FS Bancorp, Inc. (WA)	2,033	0.78%
20	Cashmere Valley Bank (WA)	1,964	0.29%
21	East West Bancorp, Inc. (CA)	1,692	0.78%
22	Timberland Bancorp, Inc. (WA)	1,665	0.49%
23	First Northwest Bancorp (WA)	1,598	0.44%
24	Zions Bancorp. NA (UT)	1,540	0.48%
25	Olympic Bancorp, Inc. (WA)	1,522	0.43%
26	Riverview Bancorp, Inc. (WA)	1,507	0.46%
27	Yakima Federal S&L Assoc. (WA)	1,498	0.44%
28	Pacific Financial Corporation (WA)	1,204	0.43%
29	First Financial Northwest, Inc. (WA)	1,194	0.34%
30	Glacier Bancorp, Inc. (MT)	1,049	0.35%
31	HSBC Holdings plc	1,020	0.25%
32	Citizens Bancorp (OR)	949	0.30%
33	Pacific Premier Bancorp, Inc. (CA)	867	0.27%
34	Summit Bank Group, Inc. (OR)	861	0.23%
35	Cathay General Bancorp (CA)	822	0.25%
36	Sound Financial Bancorp, Inc. (WA)	790	0.22%
37	First Citizens BancShares, Inc. (NC)	772	0.22%
38	BEO Bancorp (OR)	771	0.21%
39	PBCO Financial Corporation (OR)	751	0.20%
40	Baker Boyer Bancorp (WA)	728	0.22%
	Total For Institutions In Market	$346,970	

Out of 84 Institutions

- Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

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FINANCIAL UPDATE

16 FINANCIAL UPDATE - Q1 2023 • Net income was $20.5 million, or $0.58 per diluted share, for the first quarter of 2023 compared to $22.5 million, or $0.64 per diluted share, for the fourth quarter of 2022 and $19.8 million, or $0.56 per diluted share, for the first quarter of 2022. • Loans receivable increased $76.6 million, or 1.9% (7.7% annualized), in the first quarter of 2023. • Capital remains strong with a leverage ratio of 9.9% and a total capital ratio of 14.1% at March 31, 2023. • The ratio of nonperforming assets to total assets decreased to 0.07% at March 31, 2023 compared to 0.08% at December 31, 2022 and 0.22% at March 31, 2022. • Net interest margin was 3.91% for the first quarter of 2023 compared to 3.98% for the fourth quarter of 2022 and 2.84% for the first quarter of 2022. • Cost of total deposits was 0.31% for the first quarter of 2023 compared to 0.16% for the fourth quarter of 2022 and 0.09% for the first quarter of 2022. • Declared a regular cash dividend of $0.22 per share on April 19, 2023.

17 Average Loan Balances and Loan Yields $4,336 $4,181 $3,853 $3,773 $3,812 $3,860 $3,963 $4,039 4.44% 4.54% 4.52% 4.41% 4.30% 4.51% 4.86% 5.07% Average loans Loan yield 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Commercial & industrial 16.6% SBA PPP 0.0% Owner- occupied CRE 23.0% Non-owner occupied CRE 38.8% Residential real estate 8.8% Construction & land development 8.4% Consumer 4.4% LOAN PORTFOLIO Current Quarter Loan Portfolio Composition Loan Portfolio Repricing Schedule (excluding SBA PPP loans) 33.9% 30.6% 26.0% 25.8% 20.3% 21.3% 21.7% 21.1% 45.8% 48.1% 52.3% 53.1% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2020 2021 2022 Q1 2023 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure.

18 LOAN PORTFOLIO COMPOSITION $4,469 $3,816 $4,051 $4,127 $733 $622 $692 $685 $857 $931 $937 $949 $1,410 $1,493 $1,587 $1,602 $123 $165 $344 $364 $306 $227 $294 $343 $325 $232 $196 $183$715 $146 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2020 2021 2022 Q1 2023

19 New Commitments Originated $22 $43 $29 $21 $15 $75 $61 $47 $66 $23 $222 $283 $277 $329 $228 Consumer Residential Commercial Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 LOAN PRODUCTION – Q1 2022, Q2 2022, Q3 2022, and Q4 2022 residential commitments originated include $42.2 million, $27.3 million, $29.0 million and $40.5 million of purchased loans, respectively.

20 Construction Commitments $486 $488 $686 $745 $306 $227 $294 $343 $180 $261 $392 $402 Outstanding Balance Available Credit 2020 2021 2022 Q1 2023 25.62% 25.17% 29.83% 29.97% 62.96% 46.52% 42.86% 46.04% 32.91% 31.37% 31.14% 29.96% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2020 2021 2022 Q1 2023 LINE OF CREDIT ("LOC") UTILIZATION LOC Utilization Rates

21 CHANGES IN LOANS RECEIVABLE $4,051 $138 $(41) $(33) $13 $4,127 Loans receivable at December 31, 2022 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at March 31, 2023 $4,001 $203 $(85) $(49) $(20) $4,051 Loans receivable at September 30,2022 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at December 31, 2022 Change in loans - Q1 2023 Change in loans - Q4 2022

Heritage Financial CORPORATION

COMMERCIAL LOAN EXPOSURE

Commercial Business Loans by Industry Exposure



Health care and social assistance 9.7%
Accommodation and food services 5.5%
Retail trade 4.8%
Construction 3.7%
Other Services (except Public administration) 3.0%
Manufacturing 2.7%
All other industries 16.9%
Real estate and rental and leasing 53.7%

Industry	Amount	WARR at 12/31/2021	WARR at 12/31/2022	WARR at 3/31/2023
Real estate, rental and leasing	$1,738	4.4	4.4	4.4
Health care and social assistance	315	4.5	4.6	4.5
Accommodation and food services	178	6.3	5.4	5.2
Retail trade	156	4.6	4.4	4.5
Construction	119	4.6	4.7	4.7
Other services (except Public administration)	97	4.7	4.6	4.6
Manufacturing	88	5.1	5.0	5.0
All other industries	547	4.5	4.4	4.4
Total	**$3,238**	**4.6**	**4.5**	**4.5**

- Categorized by NAICS code.
- WARR = Weighted average risk rating.

CRE Loans only by Collateral Type



Other 10.5%
Office - Owner-occupied CRE 10.9%
Recreational / school 2.7%
Mini-storage 5.9%
Office - Non-owner occupied CRE 12.0%
Warehouse 5.8%
Single purpose 4.4%
Industrial 14.7%
Motel / hotel 5.6%
Mixed use property 6.0%
Multi-family 10.0%
Retail store / shopping center 11.5%

Collateral Type	Amount	WARR at 12/31/2021	WARR at 12/31/2022	WARR at 3/31/2023
Office	$582	4.3	4.3	4.3
Industrial	376	4.4	4.5	4.5
Retail store / shopping center	294	4.6	4.6	4.6
Multi-family	255	4.3	4.3	4.4
Mixed use property	154	4.7	4.5	4.5
Motel / hotel	143	6.1	5.4	5.2
Single purpose	113	4.3	4.5	4.5
Warehouse	149	4.6	4.6	4.6
Mini-storage	150	4.8	4.2	4.2
Recreational / school	68	5.1	4.9	4.9
Other	267	4.7	4.7	4.7
Total	**$2,551**	**4.6**	**4.5**	**4.5**

22

CRE CONCENTRATIONS

Interagency Guidance on CRE Concentration Risk Management

- Issued in 2012
- Defines "Supervisory Criteria" to calculate notable exposure to specific types of CRE as compared to Total Risk Based Capital (RBC)
- Exceeding these limits may subject the bank to further supervisory analysis to assess the nature and risk posed by the concentration
- Total Commercial Real Estate Loans excludes owner occupied real estate loans
- The Company has been consistently below the Supervisory Criteria

Construction, Land Development and Other Land Loans



100%
75%
50%
25%
0%
32%
32%
37%
41%
44%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Construction, Land and Land Development / Total RBC
Supervisory Criteria

Total Commercial Real Estate Loans - As Defined by Regulatory Guidance



300%
250%
200%
150%
248%
248%
255%
257%
259%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Total Commercial Real Estate Loans / Total RBC
Supervisory Criteria

*Ratios are for Heritage Bank, not the consolidated company and are based upon regulatory classification of loans for each period presented. Regulatory capital calculations are estimates as of March 31, 2023.

23

24 $58 $24 $6 $5 Nonaccrual loans Nonperforming assets to total assets 2020 2021 2022 Q1 2023 0.88% 0.32% 0.08% 0.07% NONPERFORMING ASSETS AND NET CHARGE-OFFS 0.07% 0.01% (0.03)% (0.05)% 0.00% (0.05)% (0.02)% 0.02% Net charge-offs (recoveries) on loans to average loans, annualized 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023

25 CRITICIZED LOANS $291 $183 $135 $146 $58 $24 $6 $100 $89 $60 $44 $132 $71 $69 $97 Substandard - nonaccrual Substandard - accrual Special mention 2020 2021 2022 Q1 2023 Criticized Loans by Collateral Type Commercial & industrial 29.3% Owner- occupied CRE 28.3% Non-owner occupied CRE 34.5% Residential real estate 0.2% Construction & land development 5.9% Consumer 1.8% Criticized Loans by Loan Segment Motel / hotel 20.5% Office 15.2% Retail store / shopping center 8.0% Mixed use property 4.6% Elder care 5.7% Farms 3.2% Assisted Living 3.9% Restaurant 2.1% Industrial 7.1% Warehouse 2.8% Other CRE 7.6% Non-CRE 19.3% $5 Criticized Loans by Collateral Type 15.20% 8.00% 4.60% 5.70% 3.20% 3.90% 2.10% 7.10% 2.80% 7.60% 19.30% Office Retail store / shopping center Mixed use property Elder care Farms Assisted Living Restaurant Industrial Warehouse Other CRE Non-CRE

26 1.57% 1.11% 1.06% 1.08% – Refer to Appendix for calculation of non-GAAP financial measure. $70 $42 $43 $44 ACL on loans ($) ACL on loans / Loans (%) 2020 2021 2022 Q1 2023 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS

27 $4,461 $5,298 $6,090 $6,322 $6,409 $6,391 $6,374 $6,118 $5,849 0.37% 0.23% 0.10% 0.11% 0.09% 0.09% 0.09% 0.16% 0.31% Average deposits Cost of total deposits 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Deposit Composition DEPOSITS Average Deposit Balances and Cost of Total Deposits 31.8% 35.5% 36.7% 35.5% 34.3% 29.3% 30.6% 30.4% 30.9% 28.9% 16.4% 17.2% 17.5% 17.9% 20.0% 11.1% 9.6% 10.0% 10.5% 10.0% 11.4% 7.1% 5.4% 5.2% 6.8% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2019 2020 2021 2022 Q1 2023

28 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $637 $358 $1,354 $1,291 $2,149 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 34% 59% 7% Consumer Commercial CDs Insured vs. Uninsured 35% 65% Insured Uninsured Estimated balances as of March 31, 2023 Deposit portfolio as of March 31, 2023: • Majority of deposits are to customers with relationships of $1 million or less • Uninsured deposits at 35% of total deposits • Mix of commercial and consumer accounts

29 Investment Balances and Investment Yield $802 $1,278 $2,098 $1,462 $1,803 $2,129 $2,098 $2,078 $153 $757 $1,203 $290 $427 $438 2.40% 2.13% 2.48% 1.96% 2.15% 2.63% 2.92% 2.96% Portfolio yield New purchases 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 INVESTMENT PORTFOLIO 2.69 4.85 4.93 5.64 6.76 4.08 5.52 5.28 4.98 4.93 4.90 4.51 3.96 4.09 2.39 2.79 Duration - total portfolio Duration - new purchases only 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Portfolio Duration

30 INVESTMENT PORTFOLIO - AFS AFS Investments by Type US government and agencies 4.9% Municipal securities 10.1% Residential CMO and MBS 32.9% Commercial CMO and MBS 50.3% Corporate obligations 0.3% Other asset- backed securities 1.5% *Available for sale ("AFS") investment securities balances and percentages are presented at fair value as of March 31, 2023 unless otherwise noted. Strong Credit Quality of Portfolio: • 88.5% in U.S. government and agency securities • Only 0.4% rated less than AA AFS Investments Amortized Cost Net Unrealized Loss Fair Value U.S. government and agency securities $ 69 (4) $ 65 Municipal securities 147 (14) 132 Residential CMO and MBS 481 (48) 434 Commercial CMO and MBS 704 (41) 663 Corporate obligations 4 — 4 Other asset-backed securities 20 — 20 Total $ 1,425 (107) $ 1,318 AFS Investments Pledged 15.5% 84.5% Pledged Not pledged

31 INVESTMENT PORTFOLIO - HTM HTM Investments by Type US government and agencies 17.9% Residential CMO and MBS 39.9% Commercial CMO and MBS 42.2% *Held to maturity ("HTM") investment securities balances and percentages are presented at fair value as of March 31, 2023 unless otherwise noted Strong Credit Quality of Portfolio: • All U.S. government and agency securities Entire HTM Portfolio Pledged For: • Public deposits • FRB Discount Window • FRB Bank Term Funding Program HTM Investments Amortized Cost Net Unrecognized (Loss) Gain Fair Value U.S. government and agency securities $ 151 $ (28) $ 123 Residential CMO and MBS 285 (12) 273 Commercial CMO and MBS 324 (35) 289 Total $ 760 $ (75) $ 685

32 2.84% 0.80% 0.59% 0.02% (0.34)% 3.91% QTD Q1 2022 Loan yield Investments Interest earning deposits Total interest bearing liabilities QTD Q1 2023 3.63% 3.23% 3.35% 2.84% 3.04% 3.57% 3.98% 3.91% 3.63% 3.23% 3.35% 2.84% 3.04% 3.57% 3.98% 3.91% NIM 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 NET INTEREST MARGIN – Refer to Appendix for calculation of non-GAAP financial measures. Change in Net Interest Margin QTD Q4 2022 vs. QTD Q1 2023 Change in Net Interest Margin QTD Q1 2022 vs. QTD Q1 2023 Net Interest Margin (GAAP)3.98% 0.23% 0.03% (0.07)% (0.26)% 3.91% QTD Q4 2022 Loan yield Investments Interest earning deposits Total interest bearing liabilities QTD Q1 2023

33 Asset Repricing Composition at March 31, 2023 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 233 $ — $ — $ 233 Total investment securities, at fair value 100 8 1,894 2,002 Loans receivable (excluding SBA PPP) 870 1,064 2,193 4,127 Total interest earning assets $ 1,203 $ 1,072 $ 4,087 $ 6,362 % of total interest earning assets 18.9% 16.9% 64.1 % Total noninterest earning assets 875 Total assets $ 7,237 % of total assets 16.6% 14.8% 56.5 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 78.3% 65.5% 58.8% 56.3% 57.7% 58.5% 63.0% 65.1% 16.0% 15.8% 27.2% 21.2% 24.0% 30.4% 33.5% 33.6% 5.7% 18.7% 14.0% 22.5% 18.3% 11.1% 1.3% Interest earning deposits Investment securities Loans receivable, net 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 3.5%

34 $46.6 $98.0 $81.9 $89.3 $91.1 $98.0 Net income (GAAP) PTPP income (non-GAAP) 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $19.8 $18.6 $21.0 $22.5 $20.5 $19.8 $21.4 $27.6 $29.3 $26.5 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 0.74% 1.38% 1.12% 1.08% 1.01% 1.13% 1.26% 1.17% 1.42% 1.28% 1.34% 1.08% 1.16% 1.49% 1.64% 1.52% ROAA (GAAP) PTPP ROAA (non-GAAP) 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 8.98% 17.05% 14.94% 13.83% 13.68% 15.20% 17.21% 15.05% 5.78% 11.64% 10.08% 9.47% 9.19% 10.27% 11.46% 10.21% ROAE (GAAP) ROATCE (non-GAAP) 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 2.37% 2.09% 2.06% 1.95% 1.94% 2.11% 2.26% 2.39% 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 – Refer to Appendix for calculation of non-GAAP financial measures – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

35 Total Risk Based Capital 14% 14.8% 14.0% 14.1% 10.0% 10.0% 10.0% 10.0% 4.0% 4.8% 4.0% 4.1% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. Tier 1 Leverage Ratio 9.0% 8.7% 9.7% 9.9% 5.0% 5.0% 5.0% 5.0% 4.0% 3.7% 4.7% 4.9% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 CAPITAL RATIOS Equity Ratios 8.9% 8.4% 8.2% 8.3% 12.4% 11.5% 11.4% 11.4% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to tangible assets (non-GAAP) 2020 2021 2022 Q1 2023 Equity Ratios 8.9% 8.4% 8.2% 8.3% 12.4% 11.5% 11.4% 11.4% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to tangible assets (non-GAAP) 2020 2021 2022 Q1 2023

36 LIQUIDITY POSITION As of March 31, 2023 Total Available Amount Used Net Availability Internal Sources Cash and cash equivalents $ 301 $ — $ 301 Unencumbered investment securities available for sale(1) 1,116 — 1,116 External Sources FHLB borrowing availability(2) 1,198 383 815 FRB borrowing availability 641 — 641 Fed funds line borrowing availability 215 — 215 Total Liquidity $ 3,471 $ 383 $ 3,088 (1) At fair value (2) Includes FHLB borrowing availability of $1.20 billion at March 31, 2023 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.10 billion. Liquidity position as of March 31, 2023: • Sufficient liquidity to cover estimated uninsured deposits of $2.0 billion • Pledged investments to FRB Discount Window and Bank Term Loan Funding Program • Ability to pledge additional investments to FHLB or FRB • Access to brokered deposits of $808 million per internal company policy

SHAREHOLDER RETURN

Heritage Financial CORPORATION

TOTAL SHAREHOLDER RETURN

Stock Summary

Ticker	HFWA
Exchange	NASDAQ
Stock price	$20.57
Market capitalization (in millions)	$722.1
Dividend yield (regular dividend only)	4.28%

Average Daily Volume (3 month)	
Average daily volume (shares)	199,805
Average daily volume ($000s)	$4,110

52-Week High and Low Price	
52-week high (November 10, 2022)	34.34
52-week low (April 6, 2023)	20.25

Per Share	
Tangible book value per share	$16.47
EPS - 2023E	$2.30
EPS - 2024E	$2.33
Number of research analysts	6

Valuation Ratios	
Price / Tangible book value	124.9%
Price / 2023E EPS	8.9x
Price / 2024E EPS	8.8x

Diluted Earnings Per Share



$0.79
$0.24
$0.23
$0.16
$0.16
2014
$1.25
$0.32
$0.32
$0.29
$0.32
2015
$1.30
$0.33
$0.37
$0.30
$0.30
2016
$1.39
$0.33
$0.35
$0.40
$0.31
2017
$1.49
$0.45
$0.42
$0.35
$0.27
2018
$1.83
$0.47
$0.48
$0.43
$0.45
2019
$1.29
$0.66
$0.46
$0.34
-$0.17
2020
$2.73
$0.55
$0.58
$0.90
$0.70
2021
$2.30
$0.64
$0.59
$0.52
$0.56
2022
$0.58
$0.58
2023
Q1
Q2
Q3
Q4

Dividends Per Share Declared



$0.50
$0.16
$0.09
$0.09
$0.08
$0.08
2014
$0.53
$0.10
$0.11
$0.11
$0.11
$0.10
2015
$0.72
$0.25
$0.12
$0.12
$0.12
$0.11
2016
$0.61
$0.10
$0.13
$0.13
$0.13
$0.12
2017
$0.72
$0.10
$0.17
$0.15
$0.15
$0.15
2018
$0.84
$0.10
$0.19
$0.19
$0.18
$0.18
2019
$0.80
$0.20
$0.20
$0.20
$0.20
2020
$0.81
$0.21
$0.20
$0.20
$0.20
2021
$0.84
0.21
$0.21
$0.21
$0.21
2022
$0.44
$0.22
$0.22
2023
Q1
Q2
Q3
Q4
Special dividends

- Market information as of April 10, 2023.
- Dividend information as of April 19, 2023.

38

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
PTPP Income and PTPP ROAA:									
Net income (GAAP)	$67,557	$46,570	$98,035	$81,875	$19,757	$18,584	$20,990	$22,544	$20,457
Exclude income tax expense	13,488	6,610	22,472	17,561	3,582	3,977	4,657	5,345	4,213
Exclude provision for (reversal of provision for) credit losses	4,311	36,106	(29,372)	(1,426)	(3,577)	(1,204)	1,945	1,410	1,825
PTPP income (non-GAAP)	$85,356	$89,286	$91,135	$98,010	$19,762	$21,357	$27,592	$29,299	$26,495
Average total assets	$5,411,078	$6,293,622	$7,126,250	$7,321,455	$7,434,787	$7,385,616	$7,367,736	$7,100,844	$7,061,959
ROAA, annualized (GAAP)	1.25 %	0.74 %	1.38 %	1.12 %	1.08 %	1.01 %	1.13 %	1.26 %	1.17 %
PTPP ROAA, annualized (non-GAAP)	1.58 %	1.42 %	1.28 %	1.34 %	1.08 %	1.16 %	1.49 %	1.64 %	1.52 %
ROATCE:									
Net income (GAAP)	$67,557	$46,570	$98,035	$81,875	$19,757	$18,584	$20,990	$22,544	$20,457
Add amortization of intangible assets	4,001	3,525	3,111	2,750	704	704	671	671	623
Exclude tax effect of adjustment	(840)	(740)	(653)	(578)	(148)	(148)	(141)	(141)	(131)
Tangible net income (non-GAAP)	$70,718	$49,355	$100,493	$84,047	$20,313	$19,140	$21,520	$23,074	$20,949
Average stockholders' equity (GAAP)	$789,502	$805,580	$842,067	$811,942	$846,085	$810,961	$811,052	$780,401	$812,500
Exclude average intangible assets	(259,667)	(255,898)	(252,540)	(249,566)	(250,593)	(249,890)	(249,245)	(248,560)	(247,922)
Average tangible common stockholders' equity (non-GAAP)	$529,835	$549,682	$589,527	$562,376	$595,492	$561,071	$561,807	$531,841	$564,578
ROAE, annualized (GAAP)	8.56 %	5.78 %	11.64 %	10.08 %	9.47 %	9.19 %	10.27 %	11.46 %	10.21 %
ROATCE, annualized (non-GAAP)	13.35 %	8.98 %	17.05 %	14.94 %	13.83 %	13.68 %	15.20 %	17.21 %	15.05 %

- Dollars in thousands
- ROAA - Return on average assets
- PTPP - Pre-tax, pre-provision

40

41 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non-GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 Moved to 2nd slide 2017 2018 2019 2020 2021 2022 2023 Q1 Total stockholders' equity (GAAP) $505,305 $760,723 $809,311 $820,439 $854,432 $797,893 $826,082 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (247,543) Tangible common equity (non-GAAP) $380,188 $499,170 $551,759 $566,412 $603,516 $549,727 $578,539 Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 35,108,120 Book value per share (GAAP) $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 Tangible book value per share (non-GAAP) $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

42 2020 2021 2022 Q1 2023 Tangible Common Equity to Tangible Assets and Tangible Common Equity to Tangible Assets: Total stockholders' equity (GAAP) $820,439 $854,432 $797,893 $826,082 Exclude intangible assets (254,027) (250,916) (248,166) (247,543) Tangible common equity (non-GAAP) $566,412 $603,516 $549,727 $578,539 Total assets (GAAP) $6,615,318 $7,432,412 $6,980,100 $7,236,806 Exclude intangible assets (254,027) (250,916) (248,166) (247,543) Tangible assets (non-GAAP) $6,361,291 $7,181,496 $6,731,934 $6,989,263 Stockholders' equity to total assets (GAAP) 12.4% 11.5% 11.4% 11.4 % Tangible common equity to tangible assets (non-GAAP) 8.9 8.4 8.2 8.3 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

43 As of Period End or for the Three Months Ended March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Profitability: Net income (GAAP) $ 19,757 $ 18,584 $ 20,990 $ 22,544 $ 20,457 Pre-tax, pre-provision net income (non-GAAP) 19,762 21,357 27,592 29,299 26,495 Diluted earnings per share $ 0.56 $ 0.52 $ 0.59 $ 0.64 $ 0.58 Return on average assets (GAAP) 1.08% 1.01% 1.13% 1.26% 1.17 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.08 1.16 1.49 1.64 1.52 Return on average common equity (GAAP) 9.47 9.19 10.27 11.46 10.21 Return on average tangible common equity (non-GAAP) 13.83 13.68 15.20 17.21 15.05 Net interest margin 2.84 3.04 3.57 3.98 3.91 Efficiency ratio 64.4 62.6 58.7 58.0 61.1 Noninterest expense to average total assets 1.95% 1.94% 2.11% 2.26% 2.39 % Balance Sheet: Total assets $ 7,483,814 $ 7,316,467 $ 7,200,312 $ 6,980,100 $ 7,236,806 Loans receivable, net 3,780,845 3,834,368 3,959,206 4,007,872 4,083,003 Total deposits $ 6,491,500 $ 6,330,190 $ 6,237,735 $ 5,924,840 $ 5,789,022 Loan to deposit ratio 58.9% 61.2% 64.1% 68.4% 71.3 % Capital: Book value per share (GAAP) $ 23.40 $ 22.94 $ 22.13 $ 22.73 $ 23.53 Tangible book value per share (non-GAAP) $ 16.27 $ 15.83 $ 15.04 $ 15.66 $ 16.48 Leverage ratio 8.8% 8.9% 9.2% 9.7% 9.9 % Total capital ratio 14.7% 14.4% 14.0% 14.0% 14.1 % Credit Quality: Nonperforming assets to total assets 0.22% 0.14% 0.09% 0.08% 0.07 % ACL on loans to loans receivable (GAAP) 1.06 1.02 1.05 1.06 1.08 – Dollars in thousands – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS